Reverse Stock-Split and Increase in Authorized Shares of Common Stock	12 Months Ended
Dec. 31, 2022
Reverse Stock-split And Increase In Authorized Shares Of Common Stock
Reverse Stock-Split and Increase in Authorized Shares of Common Stock

Note 14 – Reverse Stock-Split and Increase in Authorized Shares of Common Stock

On December 4, 2023, the Company effected a reverse stock split of its common stock at a ratio of 1-for-35 (the “Reverse Split”). Upon the effectiveness of the Reverse Split, every 35 issued shares of common stock were reclassified and combined into one share of common stock. In addition, the number of shares of common stock issuable upon the exercise of the Company’s equity awards, convertible securities and warrants was proportionally decreased, and the corresponding exercise price was proportionally increased. No fractional shares were issued as a result of the Reverse Split. Accordingly, all share and per share amounts for all periods presented in these financial statements and notes thereto have been adjusted retroactively for the successor periods, where applicable, to reflect the Reverse Split and adjustment of the exercise price of each outstanding equity award, convertible security and warrant as if the transaction had occurred as of the beginning of the earliest period presented.

Effective November 30, 2023, the Company amended its certificate of incorporation to increase the authorized number of shares of the Company’s capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of common stock from 110,000,000 to 250,000,000.